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                      VANGUARD(R) CAPITAL OPPORTUNITY FUND
                          SUPPLEMENT TO THE PROSPECTUS

IMPORTANT CHANGES TO VANGUARD CAPITAL OPPORTUNITY FUND

FUND REMAINS CLOSED TO NEW SHAREHOLDERS
As of the close of business on March 4, 2004, Vanguard Capital Opportunity Fund stopped opening accounts for new or current shareholders and began limiting additional investments by current shareholders in existing Fund accounts as further described below. There is no specific time frame for when the Fund will reopen.

LIMITS ON ADDITIONAL INVESTMENTS BY CURRENT SHAREHOLDERS
Current shareholders of Vanguard Capital Opportunity Fund may invest up to $25,000 per year in the Fund during the closed period. This $25,000 limit applies to the total amount invested during any calendar year in each Fund account registered to the same primary Social Security or taxpayer identification number. Dividend and capital gains reinvestments do not count toward the $25,000 annual limit. Participants in certain qualified retirement plans may continue to invest in accordance with the terms of their plans. Certain qualifying asset allocation programs may continue to operate in accordance with their program terms.

Vanguard Capital Opportunity Fund may modify these transaction policies at any time without advance notice to shareholders.

If you have any questions about the Fund's transaction policies, you may call Vanguard for more detailed information. Investors in non-retirement accounts and IRAs may call Vanguard's Investor Information Department at 800-662-7447. Participants in employer-sponsored retirement plans may call Vanguard Participant Services at 800-523-1188.






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Vanguard Marketing Corporation, Distributor                         PS111 052005